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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 19, 1997
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                          NATIONAL PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                  1-11905                   61-1303983
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 (State or other jurisdiction      (Commission                IRS Employer
     of incorporation)             File Number)             Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky     40222
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code      (502) 326-7000
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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
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         On May 2, 1997, National City Corporation issued a Press Release announcing its intent to acquire up to two million shares of the common stock of National Processing, Inc. The shares will be acquired in the open market in accordance with applicable regulations of the Securities and Exchange Commission. The exact amounts and timing of purchases are subject to market conditions. National City currently owns approximately 85% of the outstanding common stock of National Processing. If the share purchases are fully completed, National City's ownership percentage of National Processing would increase to approximately 89%.

         On May 1, 1997 National Processing Company issued a Press Release announcing that it was awarded a new five year agreement with Dayton Hudson Corporation for credit card processing. This agreement represents the renewal of an existing contract National Processing Company had with Dayton Hudson's Target and Mervyn's divisions. In addition, National Processing Company will also begin processing all credit card transactions for Dayton Hudson's department store division which includes Dayton's, Hudson's and Marshall Fields. Target will also use National Processing Company's debit and electronic benefit transactions processing services.

         Reference is made to the News Releases, dated May 2 and May 1, 1997, copies of which are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a)  Financial Statements of business acquired:
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               None.

         b)  Pro forma financial information:
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               None.

         c)  Exhibits:
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               99.1 News Release, dated May 2, 1997 incorporated herein
by reference.


               99.2 News Release, dated May 1, 1997 incorporated herein by reference.
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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 1997

                                        By  /s/  David P. Lewis
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                                          Attorney


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